EXHIBIT 10.1

                     Supplemental Executive Retirement Plan


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              FIRST FEDERAL SAVINGS & LOAN ASSOCIATION OF CARNEGIE

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Article I.        Purposes of the Plan.
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                  The purposes of the First Federal  Savings & Loan  Association of Carnegie Supplemental Executive Retirement Plan are to promote and maintain the profitability of First Federal Savings & Loan Association of Carnegie, by attracting and retaining executives and key employees of outstanding competence. In light of limitations imposed by the Internal Revenue Code of 1986, as amended, on benefits which can be paid from a qualified retirement plan, it is of significant benefit in attracting and retaining outstanding employees if covered employees are provided with retirement benefits to supplement those provided under certain retirement plans sponsored by First Federal Savings & Loan Association of Carnegie.

Article II.       Definitions.
                  -----------

                  In this Plan, the following words and phrases shall have the following meanings:

                  2.01 Actuarial Equivalent shall mean an annuity providing for monthly payments applicable to the Payment Form elected by an Eligible Employee which shall be of equivalent value on an actuarial basis to the Retirement Benefit using actuarial assumptions and tables then in effect under the Pension Plan.

                  2.02   Administrator   shall  mean  the  person  or  committee
appointed by the Board of Directors of the Bank to administer this Plan.

                  2.03 Bank shall mean First Federal Savings & Loan Association of Carnegie, and any successor corporations thereto, whether in mutual or stock form.

                  2.04 Beneficiary shall mean the beneficiary designated in writing by an Eligible Employee. An Eligible Employee shall be permitted to name secondary or contingent beneficiaries at the time of his or her designation of a Beneficiary. If an Eligible Employee has not designated a Beneficiary or if the designation of a beneficiary is not effective for any reason, the Beneficiary of such Eligible Employee shall be his or her Spouse, if living, or, if no Spouse survives the Eligible Employee, the Beneficiary shall be the estate of the Eligible Employee which shall receive in a lump sum the Actuarial Equivalent of the benefit which would have been paid to the Beneficiary had the Beneficiary survived the Eligible Employee.

                  2.05 Benefit shall mean the supplemental benefit payable under this Plan with respect to an Eligible Employee in the Payment Form elected, for a Retirement Benefit, by the Eligible Employee or, for the Pre-Retirement Death Benefit if applicable, by the Beneficiary.


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                  2.06  Board shall mean the Board of Directors of the Bank.

                  2.07 Cause shall mean the Eligible Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease-and-desist orders. No act or failure to act shall be considered "intentionally done" or "willfully done" unless done or omitted to be done by the Eligible Employee in bad faith and without a reasonable belief that such action or omission was in the best interests of the Bank. An event of Cause shall not be deemed to have occurred unless or until there has been delivered to the Eligible Employee a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the members of the Board at a meeting called and held for that purpose (after reasonable notice to the Eligible Employee and an opportunity to be heard, together with counsel) finding that in the good faith opinion of the Board the Eligible Employee has engaged in conduct constituting "Cause" as defined above.

                  2.08 Code shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

                  2.09 Effective Date shall mean January 1, 1994.

                  2.10 Eligible Employee shall mean Walter G. Kelly, Carol A. Gilbert and each other person designated as an Eligible Employee by the Board who agrees to be bound by the terms and conditions of this Plan.

                  2.11 Final Average Compensation shall mean the average of the annual compensation, as reported by the Bank on Form W-2, for the three (3) calendar years (or for the number of whole years of service actually rendered by an Eligible Employee after the Effective Date, if fewer than three (3) years) immediately preceding his retirement.

                  2.12 401(k) Plan shall mean the profit sharing plan sponsored by the Bank which is qualified under Section 401(a) of the Code and which accepts employee deferrals under Section 401(k) of the Code.

                  2.13 Joint and 50% Survivor Annuity shall mean an annuity which is the Actuarial Equivalent of the Retirement Benefit and provides for the payment of a monthly amount to an Eligible Employee for the life of the Eligible Employee and, after the death of the Eligible Employee, to his or her Beneficiary, should such Beneficiary survive the Eligible Employee, of a monthly amount equal to fifty percent (50%) of the amount payable to the Eligible Employee during the Eligible Employee's life.


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                  2.14  Joint and 100%  Survivor  Annuity  shall mean an annuity which is the Actuarial Equivalent of the Retirement Benefit and provides for the payment of a monthly amount of the Eligible Employee for the life of the Eligible Employee and, after the death of the Eligible Employee, to his or her Beneficiary, should such Beneficiary survive the Eligible Employee, of a monthly amount equal to one hundred percent (100%) of the amount payable to the Eligible Employee during the Eligible Employee's life.

                  2.15 Pension Plan shall mean the defined benefit pension plan sponsored by the Bank as in effect from time to time.

                  2.16 Participation Agreement shall mean an agreement, in the form prepared by the Administrator from time to time, executed by the Participant and the Bank evidencing the Eligible Employee's consent to be bound by the terms and conditions hereof.

                  2.17 Payment Form shall mean the form of payment of the Retirement Benefit as elected by the Eligible Employee at or before the date of the Eligible Employee's Retirement from among the Single Life Annuity, the Joint and 50% Survivor Annuity, the Joint and 100% Survivor Annuity or the Term Certain Annuity.

                  2.18 Projected Benefit shall mean the amount applicable to the then attained age of the Eligible Employee as shown on Schedule 1 hereto for Walter G. Kelly and on Schedule 2 hereto for Carol Gilbert.

                  2.19 Pre-Retirement Death Benefit shall mean a benefit payable to the Beneficiary in the Payment Form and commencing at the time elected by the Beneficiary, equal to the amount which would have been payable to the Eligible Employee if such Eligible Employee had Retired on the date of death.

                  2.20 Retirement shall mean an Eligible Employee's separation from service with the Bank for any reason other than death or a termination for Cause as defined herein.

                  2.21 Retirement Benefit shall mean the Actuarial Equivalent of an annuity providing for monthly payments of Benefits in the single life annuity amount determined under Article IV hereof.

                  2.22 Single Life Annuity shall mean the annuity payable to the Eligible Employee for the Eligible Employee's life in a monthly amount equal to the Retirement Benefit with no amounts payable to any person after the death of the Eligible Employee.

                  2.23 Spouse shall mean the person to whom an Eligible Employee is married at the date of his or her Retirement.


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                  2.24 Term Certain  Annuity  shall mean an annuity which is the
Actuarial Equivalent of the Retirement Benefit and provides for monthly payments to the Eligible Employee for the greater of his or her life or a term elected by the Eligible Employee with the consent of the Administrator and, in the event of the death of the Eligible Employee prior to the expiration of the specified term, the monthly payments otherwise payable to the Eligible Employee will be paid to the Beneficiary.

Article III.      Eligibility to Participate.
                  --------------------------

                  3.01        Designation of Eligibility.

                  The persons designated as Eligible Employees in Section 2.10 hereof shall be Eligible Employees hereunder from and after the Effective Date without further action by any party. Each other person, if any, designated as an Eligible Employee shall be designated as an Eligible Employee in a resolution duly adopted by the Board at a meeting duly called and held for that purpose and a copy of such resolution must be delivered to the Secretary of the Bank and to such prospective Eligible Employee.

                  3.02        Commencement of Participation.

                  The persons designated as Eligible Employees in Section 2.10 hereof shall commence participation and the accrual of Benefits hereunder upon the Effective Date. Each other person, if any, shall commence participation and the accrual of Benefits hereunder on the later of the date designated by the Board or the date he or she executes a Participation Agreement.

                  3.03        Commencement of Retirement Benefits.

                  The Benefits of an Eligible Employee who has commenced participation in this Plan shall commence as of the first day of the calendar month next following his or her Retirement, unless the Eligible Employee elects in writing to defer the commencement of such Benefits. If an annuity form is elected, payment of the appropriate amount of the monthly Benefit payable to or with respect to an Eligible Employee shall be made as of the first day of each month thereafter until the Bank's obligations hereunder with respect to such Eligible Employee shall have been satisfied in full.

                  3.04        Commencement of Pre-Retirement Death Benefit.

                  Pre-Retirement Death Benefits shall commence as of the first day of the month next following the month in which the Eligible Employee died. The Beneficiary may elect to defer commencement of the Pre-Retirement Death Benefit to a later time.

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Article IV.       Benefits Under the Plan.
                  -----------------------

                  4.01        Monthly Retirement Benefit.

                  Provided that the Eligible Employee shall have completed not less than twenty (20) years of service with the Bank as of the date of Retirement, the monthly amount of the Retirement Benefit payable to an Eligible Employee under the Plan who survives to his Retirement shall be the greater of
(a) or (b) where:

         (a) is equal to one-twelfth of the annual Projected Benefit of the Eligible Employee as set forth on the applicable schedule attached hereto; and

         (b)      is equal to (i) less the sum of (x) and (y) where:

                  (i) is equal to one-twelfth (1/12) times eighty percent (80%) times an Eligible Employee's Final Average Compensation;

                  (x) is equal to the amount of the monthly benefit in the single life annuity form payable under the Pension Plan; and

                  (y) is equal to the Actuarial Equivalent in the single life annuity form of the value of the Eligible Employee's monthly benefit under the 401(k) Plan attributable to contributions by the Bank and earnings thereon (but excluding sums attributable to employee salary deferrals and earnings thereon).

Article V.        Election of Payment Form.
                  ------------------------

                  At any time prior to Retirement, an Eligible Employee may file
(i) an election in writing with the Administrator stating his or her election of a Payment Form from among the Single Life Annuity, the Joint and 50% Survivor Annuity, the Joint and 100% Survivor Annuity or the Term Certain Annuity and/or
(ii) a designation of Beneficiary. An election as to Payment Form or a designation of Beneficiary may be amended or revoked from time to time as often as may be elected by the Eligible Employee prior to his or her Retirement and shall not require the consent thereto by any party (other than the Eligible Employee). As of his or her Retirement, the election as to Payment Form then in effect shall be final and binding and may not thereafter be changed or amended without the written consent of the Board. In the event an Eligible Employee Retires without filing an election as to Payment Form or if such an election previously filed is invalid for any reason, such Eligible Employee shall be deemed to have elected a Joint and 100% Survivor Annuity if the Eligible Employee is then married or the Term Certain Annuity to his or her age 90 if the Eligible Employee is not then married. In the event the Eligible Employee has Retired and has elected the Term Certain Annuity, that Eligible Employee may change Beneficiary designation after his or her Retirement.


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Article VI.       Miscellaneous.
                  -------------

                  6.01        Withholding.

                  To the extent amounts payable as Benefits hereunder are determined by the Administrator, in good faith, to be subject to federal, state or local income tax, the Bank may withhold from each such payment an amount necessary to meet the Bank's obligation to withhold amounts under the applicable federal, state or local law.

                  6.02        No Separate Fund.

                  The amounts payable as Benefits under this Plan are payable from the general assets of the Bank and no special fund or arrangement is intended to be established hereby nor shall the Bank be required to earmark, place in trust or otherwise segregate assets with respect to this Plan or any Benefits hereunder. In the event any amount becomes payable under this Plan, the Eligible Employee shall have no rights greater than the rights of a general creditor of the Bank.

                  6.03        Governing Law.

                  This  Plan   shall  be   construed   under  the  laws  of  the
Commonwealth of Pennsylvania, without regard to its principles of conflict of laws.

                  6.04        Future Employment.

                  Eligibility to participate in this Plan and/or receipt of Benefits shall not be construed as providing any Eligible Employee the right to be continued in the employ of the Bank.

                  6.05        No Pledge or Attachment.

                  No Benefit which is or may become payable under this Plan shall be subject to any anticipation, alienation, sale, transfer, pledge, encumbrance or hypothecation or subject to any attachment, levy or similar process and any attempt to effect any such action shall be null and void.

                  6.06        Amendment or Termination of Plan.

                  This Plan may be amended, in whole or in part, or terminated only upon the affirmative vote of a majority of the Board of Directors of the Bank without notice to any Eligible Employee; provided however, no such amendment or termination shall have the effect of limiting or reducing an Eligible Employee's right to receive Benefits with respect to benefits accrued prior to such amendment or termination.


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                  6.07        Binding and Superseding Effect.

                  This Plan shall be binding upon the Bank and the Eligible Employee and their respective successors and assigns. This Plan shall supersede any prior agreement or representation with respect to the subject matter hereof.

Article VII.      Execution.
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                  In order to record the due adoption of this Plan,  as amended, the Bank has caused the execution hereof by its duly authorized officer as of the 13th day of June, 1996.


                                         FIRST FEDERAL SAVINGS & LOAN
                                         ASSOCIATION OF CARNEGIE



                                         By:/s/Alexander J. Senules
                                            ------------------------------------
                                            Alexander J. Senules, as
                                            Chairman of the Salary &
                                            Pension Committee


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                                   SCHEDULE 1

                                 WALTER G. KELLY


                      Attained Age             Projected Benefit
                                                (Annual Amount)

                          56                        $ 62,838
                          57                          64,686
                          58                          68,646
                          59                          75,000
                          60                          86,000
                          61                          93,000
                          62                         101,000
                          63                         112,000
                          64                         125,000
                          65                         138,000

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